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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ----------------------------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                                  May 16, 2007
                Date of Report (Date of earliest event reported)
              ----------------------------------------------------

                              INTERIM CAPITAL CORP.
             (Exact name of registrant as specified in its charter)

                                    814-00716
                            (Commission File Number)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   02-0638350
                      (IRS Employer Identification Number)

       3960 Howard Hughes Parkway, Suite 500
              Las Vegas, Nevada                              89109
     (Address of principal executive offices)              (ZIP Code)

                                Ross Silvey, CEO
                              Interim Capital Corp.
                      3960 Howard Hughes Parkway, Suite 500
                             Las Vegas, Nevada 89109
                     (Name and address of agent for service)

                                 (972) 745-3020
          (Telephone number, including area code of agent for service)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                    Copy to:
                                  James Reskin
                               Reskin & Associates
                            520 South Fourth Street,
                            Louisville, KY 40202-2577

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers. On May 16, 2007 at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, the Board of Directors accepted the resignation of Mark Lindberg, the President, Chief Financial Officer, and a member of the Board of Directors. Mr. Lindberg was asked to resign from his positions of President, Chief Financial Officer, and Director by Jason Freeman on behalf of ICC's Board of Directors. The Board of Directors, pursuant to authority, appointed Ross Silvey as President, Chief Executive Officer and Chief Financial Officer and as a member of the Board of Directors. Mr. Silvey was appointed to all positions and has accepted all appointments. His biographical information is:

     Mr. Silvey has owned and operated franchised automobile businesses, finance companies and insurance companies for over 30 years.

     He has taught as an adjunct or full-time professor for most of the courses in the upper division and MBA programs at Tulsa University, Oral Roberts University, Langston University, and Southern Nazarene University. His formal education is an MBA from the Harvard Business School. He has also been awarded the Ph.D. degree from the Walden Institute of Advanced Studies.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business Acquired

          None.

     (b) Pro Forma Financial Statements

          None

     (c) Exhibits

          None


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Registrant and in the capacity thereunto duly authorized, in Plano, Texas, on the 21st day of May 2007.

                                                   Interim Capital Corp.


                                                   By: /s/ Jason Freeman
                                                      ------------------
                                                   Jason Freeman, Vice President



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                                  EXHIBIT INDEX

Exhibits

     None.